Exhibit 2.1

State of California Kevin Shelley Secretary of State	File # 200326110116 ENDORSED - FILED In the office of the Secretary of State of the State of California
SEP 05 2003
LIMITED LIABILITY COMPANY
ARTICLES OF ORGANIZATION	KEVIN SHELLEY
Secretary of state
A $70.00 filing fee must accompany this form.

IMPORTANT — Read instructions before completing this form.	This Space For Filing Use Only

1.               NAME OF THE LIMITED LIABILITY COMPANY (END THE NAME WITH THE WORDS “LIMITED LIABILITY COMPANY”, “LTD. LIABILIY CO., OR THE ABBREVIATIONS “LLC” OR “L.L.C”.)

CMR Mortgage Fund II, LLC

2.               THE PURPOSE OF THE LIMITED LIABILITY COMPANY IS TO ENGAGE IN ANY LAWFUL ACT OR ACTIVITY FOR WHICH A LIMITED LIABILITY COMPANY MAY BE ORGANIZED UNDER THE BEVERLY-KILLEA LIMITED LIABILITY COMPANY ACT.

3.             CHECK THE APPROPRIATE PROVISION BELOW AND NAME THE AGENT FOR SERVICE OF PROCESS.

☒ AN INDIVIDUAL RESIDING IN CALIFORNIA. PROCEED TO ITEM 4.

☐ A CORPORATION WHICH HAS FILED A CERTIFICATE PURSUANT TO SECTION 1505. PROCEED TO ITEM 5.

AGENT’S NAME:    Mark D. Lubin

4.             ADDRESS OF THE AGENT FOR SERVICE OF PROCESS IN CALIFORNIA, IF AN INDIVIDUAL:

ADDRESS     c/o Stein & Lubin LLP, 600 Montgomery Street

CITY	San Francisco	STATE CA	ZIP CODE 94111

5.             THE LIMITED LIABILITY COMPANY WILL BE MANAGED BY: (CHECK ONE)

☒ ONE MANAGER

☐ MORE THAN ONE MANAGER

☐ ALL LIMITED LIABILITY COMPANY MEMBER(S)

6.             OTHER MATTERS TO BE INCLUDED IN THIS CERTIFICATE MAY BE SET FORTH ON SEPARATE ATTACHED PAGES AND ARE MADE A PART OF THIS CERTIFICATE. OTHER MATTERS MAY INCLUDE THE LATEST DATE ON WHICH THE LIMITED LIABILITY COMPANY IS TO DISSOLVE.

7.             NUMBER OF PAGES ATTACHED, IF ANY:

8.             TYPE OF BUSINESS OF THE LIMITED LIABILITY COMPANY. (FOR INFORMATIONAL PURPOSES ONLY)

Mortgage Pool

9.             IT IS HEREBY DECLARED THAT I AM THE PERSON WHO EXECUTED THIS INSTRUMENT, WHICH EXECUTION IS MY ACT AND DEED.

/s/ Brian F. Freyermuth	September 2, 2003
SIGNATURE OF ORGANIZER	DATE

Brian F. Freyermuth
TYPE OR PRINT NAME OF ORGANIZER

10.         RETURN TO:

NAME	Brian F. Freyermuth
FIRM	c/o Stein & Lubin LLP
ADDRESS	600 Montgomery Street
CITY STATE	San Francisco, CA
ZIPCODE	94111
SEC/STATE FORM LLC-1 (Rev. 06/2003)-FILING FEE $70.00		APPROVED BY SECRETARY OF STATE